SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 9, 2002

Commission File Number 0-25428

MEADOW VALLEY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	88-0328443
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

4411 South 40th Street, Suite D-11, Phoenix, AZ	85040
(Address of principal executive offices)	(Zip Code)

(602) 437-5400
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS.
SIGNATURES

ITEM 5. OTHER EVENTS.

     The Company has notified NASDAQ that its warrants (NASDAQ:MVCOW) are to be de-listed upon their scheduled expiration on December 31, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act as of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEADOW VALLEY CORPORATION
(Registrant)

/s/ Bradley E. Larson

Bradley E. Larson
President and Chief Executive Officer

Dated: December 9, 2002